Exhibit 1.1

[Flag and Industry Canada logo in English and French]

Certificate                                                       Certificat
of Incorporation                                                  de constitution

Canada Business                                                   Loi canadienne sur
Corporations Act                                                  les societes par actions

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

MITEL NETWORKS CORPORATION                                                           385460-4

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Name of corporation-Denomination de la societe                    Corporation number - Numero de la societe

I hereby certify that the above-named corporation, the            Je certifie que la societe susmentionne, dont les
articles of incorporation of which are attached, was              statuts constitutifs sont joints, a ete constituee en
incorporated under the Canada Business Corporations Act.          societe en vertu. de la Loi canadienne sur les societes
                                                                  par actions.

                                                                  January 12, 2001 / le 12 janvier 2001

Director - Directeur                                              Date of Incorporation - Date de constitution

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[Canada Letterhead]

[Flag and Industry Canada logo in English and French]

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
Canada Business             Loi canadienne sur les                            FORM 1                           FORMULE 1
Corporations Act            societes par actions                    ARTICLES OF INCORPORATION            STATUTS CONSTITUTIFS
                                                                           (SECTION 6)                        (ARTICLE 6)

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
1 - Name of corporation                                           Denomination de la societe

MITEL NETWORKS CORPORATION

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2 - The place in Canada where the registered office is to be      Lieu au Canada ou doit etre situe le siege social
situated

Regional Municipality of Ottawa-Carleton, Province of Ontario

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3 - The classes and any maximum number of shares that the         Categories et tout nombre maximal d'actions que la societe
corporation is authorized to issue                                est autorisee a emettre

An unlimited number of common shares without par value

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4 - Restrictions, if any, on share transfers                      Restrictions sur le transfert des actions, s'il y a lieu

The attached Schedule I is incorporated into this form.

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5 - Number (or minimum and maximum number) of directors           Nombre (ou nombre minimal et maximal) d'administrateurs

Minimum: l   Maximum: 10

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6 - Restrictions, if any, on business the corporation may         Limites imposees a I'activite commerciale de la societe,
carry on                                                          s'il y a lieu

None

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7 - Other provisions, if any                                      Autres dispositions, s'il y a lieu

The attached Schedule 11 is incorporated into this form.

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8 - Incorporators - Fondateurs
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
       Narne(s) - Norn(s)                       Address zinc u e postal code)                       Signature
                                              Adresse (inclure le code postal)
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
France Gaudet                      1170 Peel Street, 5th Floor, Montreal, Quebec H3B 4S8

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
FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT                    Filed - Deposee
Corporation No. - N(degree)de la societe           385460-4                     JAN 12 2001
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DSG 02/2000
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

                                   SCHEDULE I

      No shares of the capital stock of the Corporation shall be transferred without the consent of the directors of the Corporation, evidenced by a resolution passed by them and recorded in the books of the Corporation.

                                   SCHEDULE II

1. The number of shareholders of the Corporation shall be limited to 50, not including persons who are in the employment of the Corporation or of a subsidiary and persons who, having been formerly in the employment of the Corporation or of a subsidiary, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, two or more persons holding one or more shares jointly being counted as a single shareholder.

2. Any invitation to the public to subscribe for securities of the Corporation is prohibited.

[Flag and Industry Canada logo in English and French]

Certificate                                                       Certificat
of Amendment                                                      de modification

Canada Business                                                   Loi canadienne sur
Corporations Act                                                  les societes par actions

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

MITEL NETWORKS CORPORATION                                                           385460-4

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Name of corporation-Denomination de la societe                    Corporation number - Numero de la societe

I hereby certify that the articles of the above-named             Je certifie que la statuts de la societe susmentionnee ont
corporation were amended:                                         ete modifies:

a)  under section 13 of the Canada Business Corporations Act      |_|   a)  en vertu de l'article 13 de la Loi canadienne sur
    in accordance with the attached notice;                                 les societes par actions, conformement a l'avis
                                                                            ci-joint;

b)  under section 27 of the Canada Business Corporations Act      |_|   b)  en vertu de l'article 27 de la Loi canadienne sur
    as set out in the attached articles of amendment                        les societes par actions, tel qu'il est indique
    designating a series of shares;                                         dans les clauses modificatrices ci-jointes
                                                                            designant une serie d'actions;

c)  under section 179 of the Canada Business Corporations         |X|   c)  en vertu de l'article 179 de la Loi canadienne sur
    Act as set out in the attached articles of amendment;                   les societes par actions, tel qu'il est indique
                                                                            dans les clauses modificatrices ci-jointes;

d)  under section 191 of the Canada Business Corporations         |_|   d)  en vertu de l'article 191 de la Loi canadienne sur
    Act as set out in the attached articles of                              les societes par actions, tel qu'il est indique
    reorganization;                                                         dans les clauses de reorganisation ci-jointes;

                                                                  February 9, 2001 / le 9 fevrier 2001

                    Director - Directeur                          Date of Amendment - Date de modification

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[Canada Letterhead]

[Flag and Industry Canada logo in English and French]

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
Canada Business             Loi canadienne sur les                       FORM 4                           FORMULE 4
Corporations Act            societes par actions                  ARTICLES OF AMENDMENT            CLAUSES MODIFICATRICES
                                                                   (SECTION 27 OR 177)              (ARTICLES 27 OU 177)

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
1 - Name of corporation - Denomination de la societe              2 - Corporation No. - N(0)de la societe

MITEL NETWORKS CORPORATION                                        385460-4

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3 - The articles of the above-named corporation are amended       Les statuts de la societe mentionnee ci-dessus sont modifies
as follows:                                                       de la facon suivante

Paragraph I of the Articles of Incorporation of the Corporation is amended by the addition of the following french version:

CORPORATION MITEL NETWORKS

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
Date                  Signature                                         Title - Titre

2001/02/05
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                                                                        FOR DEPARTMENTAL USE ONLY - A L'USAGE DU
                                                                        MINISTERE SEULEMENT
                                                                        Filed - Deposee
                                                                        FEB - 8 2001

                                                                        ------------------------------------------------------
                                                                        DSG 01/2000

[Canada Letterhead]

[Flag and Industry Canada logo in English and French]

Certificate                                                       Certificat
of Amendment                                                      de modification

Canada Business                                                   Loi canadienne sur
Corporations Act                                                  les societes par actions

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
MITEL NETWORKS CORPORATION                                        385460-4

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Name of corporation-Denomination de la societe                    Corporation number - Numero de la societe

I hereby certify that the articles of the above-named             Je certifie que la statuts de la societe susmentionnee
corporation were amended:                                         ont ete modifies:

a)  under section 13 of the Canada Business Corporations Act      |_|   a)  en vertu de l'article 13 de la Loi canadienne sur
    in accordance with the attached notice;                                 les societes par actions, conformement a l'avis
                                                                            ci-joint;

b)  under section 27 of the Canada Business Corporations          |_|   b)  en vertu de l'article 27 de la Loi Act as set out
    modificatrices ci-jointes designant une serie d'actions;                in the attached articles of amendment canadienne
                                                                            sur les societes par actions, designating a series
                                                                            of shares; tel qu'il est indique dans les clauses

c)  under section 179 of the Canada Business Corporations as      |X|   c)  en vertu de l'article 179 de la Loi Act canadienne
    set out in the attached articles of amendment;                          sur les societes par actions, tel qu'il est
                                                                            indique dans les clauses modificatrices
                                                                            ci-jointes;

d)  under section 191 of the Canada Business Corporations as      |_|   d)  en vertu de l'article 191 de la Loi Act canadienne
    set out in the attached articles of reorganization;                     sur les societes par actions, tel qu'il est
                                                                            indique dans les clauses de reorganisation
                                                                            ci-jointes;

                                                                  March 8, 2001 / le 8 mars 2001

                    Director - Directeur                          Date of Amendment - Date de modification

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

[Canada Letterhead]

[Flag and Industry Canada logo in English and French]

Canada Business             Loi canadienne sur les                       FORM 4                            FORMULE 4
Corporations Act            societes par actions                  ARTICLES OF AMENDMENT            CLAUSES MODIFICATRICES
                                                                   (SECTION 27 OR 177)               (ARTICLES 27 OU 177)

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
1 - Name of corporation - Denomination de la societe              2 - Corporation No. - N(0)de la societe

      MITEL NETWORKS CORPORATION                                                   385460-4
      CORPORATION MITEL NETWORKS

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3 - The articles of the above-named corporation are amended       Les statuts de la societe mentionnee ci-dessus sont modifies
as follows:                                                       de la facon suivante

To divide all of the issued and outstanding common shares into 31,469,000 common shares of the Corporation on the basis of
31,469 post-division common shares for each pre-division common share.

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
Date                  Signature                                         Title - Titre

March 5, 2001

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                                                                        FOR DEPARTMENTAL USE ONLY - A L'USAGE DU
                                                                        MINISTERE SEULEMENT
                                                                        Filed - Deposee
                                                                        MAR - 8 2001

                                                                        ------------------------------------------------------
                                                                        DSG 01/2000

[Canada Letterhead]

[Flag and Industry Canada logo in English and French]

Certificate                                                       Certificat
of Amendment                                                      de modification

Canada Business                                                   Loi canadienne sur
Corporations Act                                                  les societes par actions

------------------------------------------------------------------------------------------------------------------------------

MITEL NETWORKS CORPORATION                                                           385460-4

----------------------------------------------                    ----------------------------------------------
Name of corporation-Denomination de la societe                    Corporation number - Numero de la societe

I hereby certify that the articles of the above-named             Je certifie que la statuts de la societe susmentionnee ont
corporation were amended:                                         ete modifies:

a)  under section 13 of the Canada Business Corporations Act      |_|   a)  en vertu de l'article 13 de la Loi canadienne sur
    in accordance with the attached notice;                                 les societes par actions, conformement a l'avis
                                                                            ci-joint;

b)  under section 27 of the Canada Business Corporations Act      |_|   b)  en vertu de l'article 27 de la Loi canadienne sur
    as set out in the attached articles of amendment                        les societes par actions, tel qu'il est indique
    designating a series of shares;                                         dans les clauses modificatrices ci-jointes
                                                                            designant une serie d'actions;

c)  under section 179 of the Canada Business Corporations         |X|   c)  en vertu de l'article 179 de la Loi ; canadienne
    Act as set out in the attached articles of amendment                    sur les societes par actions, tel qu'il est
                                                                            indique dans les clauses modificatrices
                                                                            ci-jointes;

d)  under section 191 of the Canada Business Corporations         |_|   d)  en vertu de l'article 191 de la Loi canadienne sur
    Act as set out in the attached articles of                              les societes par actions, tel qu'il est indique
    reorganization;                                                         dans les clauses de reorganisation ci-jointes;

                                                                  March 27, 2001 / le 27 mars 2001

                    Director - Directeur                          Date of Amendment - Date de modification

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

[Canada Letterhead]

[Flag and Industry Canada logo in English and French]

Canada Business             Loi canadienne sur les                       FORM 4                            FORMULE 4
Corporations Act            societes par actions                  ARTICLES OF AMENDMENT            CLAUSES MODIFICATRICES
                                                                   (SECTION 27 OR 177)               (ARTICLES 27 OU 177)

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
1 - Name of corporation - Denomination de la societe              2 - Corporation No. - N(0)de la societe

      MITEL NETWORKS CORPORATION                                                       385460-4
      CORPORATION MITEL NETWORKS

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3 - The articles of the above-named corporation are amended       Les statuts de la societe modifies de la facon suivante
as follows:                                                       mentionnee ci-dessus sont

To divide all of the issued and outstanding common shares into 36,853,620 common shares of the Corporation on the basis of
1.171108685 post-division common shares for each pre-division common share held.

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
Date                     Signature                                      Title - Titre
March 27, 2001                                                          Director

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                                                                        Filed - Deposee
                                                                        MAR 27 2001

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

[Canada Letterhead]

[Flag and Industry Canada logo in English and French]

Certificate                                                       Certificat
of Amendment                                                      de modification

Canada Business                                                   Loi canadienne sur
Corporations Act                                                  les societes par actions

------------------------------------------------------------------------------------------------------------------------------

MITEL NETWORKS CORPORATION                                                           385460-4

----------------------------------------------                    ----------------------------------------------
Name of corporation-Denomination de la societe                    Corporation number - Numero de la societe

I hereby certify that the articles of the above-named             Je certifie que la statuts de la societe susmentionnee ont
corporation were amended:                                         ete modifies:

a)  under section 13 of the Canada Business Corporations Act      |_|   a)  en vertu de l'article 13 de la Loi canadienne sur
    in accordance with the attached notice;                                 les societes par actions, conformement a l'avis
                                                                            ci-joint;

b)  under section 27 of the Canada Business Corporations Act      |_|   b)  en vertu de l'article 27 de la Loi canadienne sur
    as set out in the attached articles of amendment                        les societes par actions, tel qu'il est indique
    designating a series of shares;                                         dans les clauses modificatrices ci-jointes
                                                                            designant une serie d'actions;

c)  under section 179 of the Canada Business Corporations         |X|   c)  en vertu de l'article 179 de la Loi canadienne sur
    Act as set out in the attached articles of amendment;                   les societes par actions, tel qu'il est indique
                                                                            dans les clauses modificatrices ci-jointes;

d)  under section 191 of the Canada Business Corporations         |_|   d)  en vertu de l'article 191 de la Loi canadienne sur
    Act as set out in the attached articles of                              les societes par actions, tel qu'il est indique
    reorganization;                                                         dans les clauses de reorganisation ci-jointes;

                                                                  August 31, 2001 / le 31 aout 2001

                    Director - Directeur                          Date of Amendment - Date de modification

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

[Canada Letterhead]

[Flag and Industry Canada logo in English and French]

Canada Business             Loi canadienne sur les                        FORM 4                           FORMULE 4
Corporations Act            societes par actions                  ARTICLES OF AMENDMENT            CLAUSES MODIFICATRICES
                                                                   (SECTION 27 OR 177)               (ARTICLES 27 OU 177)

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
1 - Name of corporation - Denomination de la societe              2 - Corporation No. - N(0)de la societe

      MITEL NETWORKS CORPORATION                                           385460-4
      CORPORATION MITEL NETWORKS

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3 - The articles of the above-named corporation are amended       Les statuts de la societe mentionnee ci-dessus sont modifies
as follows:                                                       de la facon suivante

To remove the following special provisions:

1.    the number of shareholders of the Corporation shall be limited to 50, not including persons who are in the employment of the Corporation or of a subsidiary and persons who, having been formerly in the employment of the Corporation or of a subsidiary, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, two or more persons holding one or more shares jointly being counted as a single shareholder;

2.    any invitation to the public to subscribe for securities of the Corporation is prohibited;

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
Date                  Signature                                         Title - Titre
May 31, 2001                                                            Corporate Secretary

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                                                                        Filed - Deposee
                                                                        AUG 31 2001

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